UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4182

Mercury Low Duration Fund

Address: P.O. Box 9011
         Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Mercury Low
      Duration Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Semi-Annual Report
December 31, 2002

Mercury Low
Duration Fund

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Patrick Maldari, Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260

--------------------------------------------------------------------------------
Effective January 1, 2003, Melvin R. Seiden, Trustee of Mercury Low Duration Fund, retired. The Fund's Board of Trustees wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------


                December 31, 2002 (2) Mercury Low Duration Fund

DEAR SHAREHOLDER

Economic Environment

We are pleased to provide to you this semi-annual report of Mercury Low Duration Fund. The U.S. economy grew throughout 2002, although the pace of the growth had been quite uneven from quarter to quarter. For the year as a whole, the economy quite likely grew at an annual pace of approximately 3.0% -- modest for sure, but hardly the source for "double-dip" recessionary concerns that dominated the headlines from time to time. Inflation remained virtually non-existent, with the core personal consumption expenditure deflator, the inflation gauge watched by the Federal Reserve Board, rising by only 1.8%.

In past economic recoveries, businesses have contributed significantly to growth. However, the continuing corporate profit drought in the face of significant excess capacity left businesses holding back on capital spending and achieving productivity gains through paring down payrolls. The consumer sector, on the other hand, held up remarkably well, despite the weak employment outlook, declining equity markets, and terrorism and geopolitical concerns adding to the decline in consumer confidence. Nevertheless, the sharp drop in mortgage rates during the past year contributed to a healthy housing market and a refinancing boom, helping out the consumer, while heavy economic incentives (such as zero-cost financing) helped keep consumption of durable goods, such as automobiles, robust.

Looking ahead, we anticipate the economy to grow at a sub-par rate of below 3% in 2003, with risks to the forecast more evenly balanced. While the prospects for a strong fiscal stimulus package from Washington, D.C. have improved markedly, the timing of the legislation, its scope and its potential positive impact on the economy over the near term remain uncertain. At the same time, the possible end of the mortgage refinancing boom and a murky labor market could further erode consumer confidence, posing downside risks to the economy. Capital spending by businesses is also likely to remain somewhat subdued as the sectors that have contributed historically to capital spending -- telecommunications, utility and energy -- work out past excesses. Government spending is not likely to contribute very much, given the potential for the growing fiscal deficits at state and local government levels somewhat offsetting the spending from Washington.


                December 31, 2002 (3) Mercury Low Duration Fund

Interest Rates

Interest rates essentially followed the economic news through most of the six months ended December 31, 2002. The Federal Reserve Board started the period with the Federal Funds rate at 1.75%, with a balanced view of risk. However, with the economy showing signs of stress in the third quarter, at the Federal Open Market Committee (FOMC) meeting, the Federal Reserve Board changed its bias once again toward "weakness" in the economy. Amid growing deflationary concerns, and the potential for the economy to slip back into a recession, the Federal Reserve Board surprised the market at the November FOMC meeting, by lowering the Federal Funds rate by 50 basis points (.50%) to 1.25%, but changing the bias once again to "balanced."

Most Treasury yields reacted to the changing economic prospects throughout the period. Sensing a strong recovery, Treasury yields fell sharply from early April, with most of the declines occurring in the third quarter through October 10, 2002. During this period, two-year note yields declined by 197 basis points, ten-year notes by 177 basis points and 30-year bonds by 111 basis points. Although yields have backed up toward year end, for the year as a whole, the investment-grade sector in general had a solid year.

Going forward, we expect the Federal Reserve Board to remain on hold, at least through the first half of 2003. While a slow growing economy with little threat of inflation should keep interest rates range bound, the risks to the fixed income markets have become somewhat asymmetric. The growing budget deficits at the Federal and state levels, along with the absolute low levels of current interest rates, not to mention the stellar performance of the fixed market over the past three years, give us little reason to hope for a sustained drop in interest rates. Accordingly, we anticipate interest rates to have an upward bias and the yield curve to have a bearish steepening bias over the next few months.

Portfolio Matters

For the six months ended December 31, 2002, the Fund's Class I, Class A, Class B, Class C and Class D Shares had total returns of +3.28%, +3.25%, +2.95%, +2.57%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) This compares to the Fund's unmanaged benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Note Index, which had a return of +3.30% for the same six-month period.

The Fund continues to be managed with a focus on the spread sectors, including corporate bonds, agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities, and commercial mortgage-backed securities. By stress-testing potential purchases using a combination of fundamental research, prepayment and cash flow vectoring, and scenario analysis, we have been able to find attractive opportunities in spite of unprecedented volatility in the markets.


                December 31, 2002 (4) Mercury Low Duration Fund

We began the second half of 2002 with more than 65% of the portfolio invested in spread sector securities, and we have gradually increased that weighting to almost 80% of assets. As interest rates have steadily fallen, we have reduced our Treasury and agency holdings, as we believe that the record low interest rates available in the short end of the yield curve offer little more potential for price appreciation. The record low yields have also impacted our duration decision as we have moved from a moderate long position of 107% of the benchmark duration to a short position of approximately 88%. As noted, this decision is based both on the absolute level of rates and our view of potential future changes in curve shape.

Going forward, we expect to maintain a portfolio profile reflective of our pro-cyclical bias -- spread sector overweights and duration less than that of the benchmark. Though we believe there is a high probability that there will be a military confrontation with Iraq during the first quarter of 2003, we anticipate that this will ultimately result in a decline in volatility as uncertainty is removed from the markets. We expect this to provide the basis for solid, if unspectacular, economic growth as the year progresses.

In Conclusion

We appreciate your investment in Mercury Low Duration Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn            /s/ Patrick Maldari           /s/ James J. Pagano

Terry K. Glenn                Patrick Maldari               James J. Pagano
President and Trustee         Vice President and            Vice President and
                              Portfolio Manager             Portfolio Manager

January 29, 2003


                December 31, 2002 (5) Mercury Low Duration Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 3% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 3% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years.

CLASS C SHARES are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class I, Class A, Class B and Class C Shares in excess of .58%, .83%, 1.48% and 1.48%, respectively, of the average net assets of each class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


                December 31, 2002 (6) Mercury Low Duration Fund

FUND PERFORMANCE DATA (CONCLUDED)

RECENT PERFORMANCE RESULTS
================================================================================

                                6-Month         12-Month        Since Inception    Standardized
As of December 31, 2002      Total Return     Total Return        Total Return     30-Day Yield
-----------------------------------------------------------------------------------------------
Class I*                        + 3.28%          + 4.46%            +90.36%            2.64%
-----------------------------------------------------------------------------------------------
Class A*                        + 3.25           + 4.20             +20.57             1.88
-----------------------------------------------------------------------------------------------
Class B*                        + 2.95           + 3.73             +12.51             1.77
-----------------------------------------------------------------------------------------------
Class C*                        + 2.57           + 3.23             +15.59             2.40
-----------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
U.S. Treasury Note Index**      + 3.30           + 5.76      +75.23/+24.43/+17.00        --
-----------------------------------------------------------------------------------------------

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. Class I Shares commenced operations on 5/18/93; Class A Shares on 9/24/99; and Class B and Class C Shares on 10/06/00.
** This unmanaged Index is comprised of Treasury securities with maturities of one-to-three years. Since inception total returns are from 5/31/93, 9/30/99 and 10/31/00, respectively.

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                     % Return          % Return
                                                  Without Sales       With Sales
Class I Shares*                                       Charge           Charge**
--------------------------------------------------------------------------------
One Year Ended
12/31/02                                              +4.46%            +1.33%
--------------------------------------------------------------------------------
Five Years Ended
12/31/02                                              +5.60             +4.96
--------------------------------------------------------------------------------
Inception (5/18/93)
through 12/31/02                                      +6.92             +6.58
--------------------------------------------------------------------------------
 *    Maximum sales charge is 3.00%.
**    Assuming maximum sales charge.

                                                     % Return          % Return
                                                  Without Sales       With Sales
Class A Shares*                                       Charge           Charge**
--------------------------------------------------------------------------------
One Year Ended
12/31/02                                              +4.20%            +1.08%
-------------------------------------------------------------------------------
Inception (9/24/99)
through 12/31/02                                      +5.89             +4.91
-------------------------------------------------------------------------------
 *    Maximum sales charge is 3.00%.
**    Assuming maximum sales charge.

                                                     % Return           % Return
                                                      Without             With
Class B Shares*                                        CDSC              CDSC**
-------------------------------------------------------------------------------
One Year Ended
12/31/02                                              +3.73%            -0.27%
-------------------------------------------------------------------------------
Inception (10/06/00)
through 12/31/02                                      +5.41             +4.15
-------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                     % Return           % Return
                                                      Without             With
Class C Shares*                                        CDSC              CDSC**
-------------------------------------------------------------------------------
One Year Ended
12/31/02                                              +3.23%            +2.23%
-------------------------------------------------------------------------------
Inception (10/06/00)
through 12/31/02                                      +6.70             +6.70
-------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


                 December 31, 2002 (7) Mercury Low Duration Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of December 31, 2002
--------------------------------------------------------------------------------

MERCURY LOW DURATION FUND
================================================================================

Assets:

Investment in Low Duration Master Portfolio, at value
  (identified cost--$164,290,052)                                         $ 165,561,280
Prepaid registration fees                                                        14,039
                                                                          -------------
Total assets                                                                165,575,319
                                                                          -------------
---------------------------------------------------------------------------------------

Liabilities:

Payables:
  Dividends to shareholders                                $   134,164
  Administrator                                                 36,276
  Distributor                                                    5,135          175,575
                                                           -----------
Accrued expenses                                                                 81,686
                                                                          -------------
Total liabilities                                                               257,261
                                                                          -------------
---------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                $ 165,318,058
                                                                          =============
---------------------------------------------------------------------------------------

Net Assets Consist of:

Paid-in capital                                                           $ 174,523,120
Undistributed investment income--net                       $    80,153
Accumulated realized capital losses on investments and
  foreign currency transactions from the Portfolio--net    (10,556,443)
Unrealized appreciation on investments
  from the Portfolio--net                                    1,271,228
                                                           -----------
Total accumulated losses--net                                                (9,205,062)
                                                                          -------------
Net assets                                                                $ 165,318,058
                                                                          =============
---------------------------------------------------------------------------------------

Net Asset Value:

Class I+--Based on net assets of $151,174,866 and
  15,148,219 shares outstanding                                           $        9.98
                                                                          =============
Class A+--Based on net assets of $11,217,319 and
  1,121,027 shares outstanding                                            $       10.01
                                                                          =============
Class B+--Based on net assets of $1,473,124 and
  147,846 shares outstanding                                              $        9.96
                                                                          =============
Class C+--Based on net assets of $1,452,749 and
  142,369 shares outstanding                                              $       10.20
                                                                          =============
---------------------------------------------------------------------------------------

+     Unlimited shares of no par value authorized.

      See Notes to Financial Statements.


                 December 31, 2002 (8) Mercury Low Duration Fund

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2002
--------------------------------------------------------------------------------

MERCURY LOW DURATION FUND
================================================================================

Investment Income from the Portfolio--Net:

Net investment income allocated from the Portfolio:
  Interest                                                                $  3,630,559
  Dividends                                                                     30,762
  Expenses                                                                    (261,079)
                                                                          ------------
Net investment income from the Portfolio                                     3,400,242
                                                                          ------------
--------------------------------------------------------------------------------------

Expenses:

Administration fees                                           $229,618
Transfer agent fees--Class I                                    42,643
Registration fees                                               20,665
Account maintenance fees--Class A                               17,020
Professional fees                                               16,297
Printing and shareholder reports                                11,804
Account maintenance and distribution fees--Class C               4,217
Account maintenance and distribution fees--Class B               4,038
Transfer agent fees--Class A                                     3,461
Transfer agent fees--Class B                                       333
Transfer agent fees--Class C                                       245
Other                                                            4,052
                                                              --------
Total expenses                                                                 354,393
                                                                          ------------
Investment income--net                                                       3,045,849
                                                                          ------------
--------------------------------------------------------------------------------------

Realized & Unrealized Gain from the Portfolio--Net:

Realized gain on investments from the Portfolio--net                           583,572
Change in unrealized appreciation/depreciation on
  investments from the Portfolio--net                                        2,257,142
                                                                          ------------
Total realized and unrealized gain from the Portfolio--net                   2,840,714
                                                                          ------------
Net Increase in Net Assets Resulting from Operations                      $  5,886,563
                                                                          ============
--------------------------------------------------------------------------------------

      See Notes to Financial Statements.


                 December 31, 2002 (9) Mercury Low Duration Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY LOW DURATION FUND
================================================================================

                                                          For the Six          For the
                                                          Months Ended       Year Ended
                                                          December 31,        June 30,
Increase (Decrease) in Net Assets:                            2002              2002
---------------------------------------------------------------------------------------

Operations:

Investment income--net                                  $   3,045,849     $  11,257,591
Realized gain on investments and foreign currency
  transactions from the Portfolio--net                        583,572         1,746,440
Change in unrealized appreciation/depreciation on
  investments from the Portfolio--net                       2,257,142        (1,384,458)
                                                        -------------------------------
Net increase in net assets resulting from operations        5,886,563        11,619,573
                                                        -------------------------------
---------------------------------------------------------------------------------------

Dividends to Shareholders:

Investment income--net:
  Class I                                                  (2,840,323)      (10,781,629)
  Class A                                                    (211,725)         (874,516)
  Class B                                                     (17,791)          (24,340)
  Class C                                                     (11,407)           (8,314)
                                                        -------------------------------
Net decrease in net assets resulting from dividends
  to shareholders                                          (3,081,246)      (11,688,799)
                                                        -------------------------------
---------------------------------------------------------------------------------------

Capital Share Transactions:

Net decrease in net assets derived from capital
  share transactions                                      (24,472,397)     (106,951,092)
                                                        -------------------------------
---------------------------------------------------------------------------------------

Net Assets:

Total decrease in net assets                              (21,667,080)     (107,020,318)
Beginning of period                                       186,985,138       294,005,456
                                                        -------------------------------
End of period*                                          $ 165,318,058     $ 186,985,138
                                                        ===============================
---------------------------------------------------------------------------------------
*Undistributed investment income--net                   $      80,153     $     115,550
                                                        ===============================
---------------------------------------------------------------------------------------

      See Notes to Financial Statements.


                December 31, 2002 (10) Mercury Low Duration Fund

FINANCIAL HIGHLIGHTS

MERCURY LOW DURATION FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class I+
                                            --------------------------------------------------------------------------------
                                            For the Six
                                              Months
                                               Ended                            For the Year Ended June 30,
                                            December 31,      --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:         2002              2002             2001***          2000             1999
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period        $      9.83       $      9.87      $      9.78      $      9.91      $     10.20
                                            --------------------------------------------------------------------------------
Investment income--net                              .17@@             .49@@            .67              .65              .60
Realized and unrealized gain (loss) on
  investments, foreign currency trans-
  actions and from the Portfolio--net               .15              (.03)             .08             (.13)            (.28)
                                            --------------------------------------------------------------------------------
Total from investment operations                    .32               .46              .75              .52              .32
                                            --------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income--net                           (.17)             (.50)            (.66)            (.65)            (.59)
  Realized gain on investments--net                  --                --               --               --             (.02)
                                            --------------------------------------------------------------------------------
Total dividends and distributions                  (.17)             (.50)            (.66)            (.65)            (.61)
                                            --------------------------------------------------------------------------------
Net asset value, end of period              $      9.98       $      9.83      $      9.87      $      9.78      $      9.91
                                            ================================================================================
----------------------------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                 3.28%@            4.74%            7.93%            5.40%            3.15%
                                            ================================================================================
----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                    .64%*             .58%             .58%             .58%             .58%
                                            ================================================================================
Expenses++                                          .64%*             .73%             .74%             .72%             .64%
                                            ================================================================================
Investment income--net                             3.35%*            4.93%            6.67%            6.43%            5.71%
                                            ================================================================================
----------------------------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)    $   151,175       $   174,939      $   260,593      $   344,734      $   409,987
                                            ================================================================================
Portfolio turnover                                   --                --               --             182%             201%
                                            ================================================================================
----------------------------------------------------------------------------------------------------------------------------

  *   Annualized.
 ** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
*** On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.
  + Prior to October 6, 2000, Class I Shares were designated Investor Class Shares.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.
 @@   Based on average shares outstanding.

      See Notes to Financial Statements.


                December 31, 2002 (11) Mercury Low Duration Fund

FINANCIAL HIGHLIGHTS
(CONTINUED)

MERCURY LOW DURATION FUND
================================================================================
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class A++
                                                -----------------------------------------------------------
                                                                                                   For the
                                                 For the Six                                       Period
                                                   Months              For the Year Ended         Sept. 24,
                                                   Ended                    June 30,                1999+
                                                December 31,     --------------------------      to June 30,
Increase (Decrease) in Net Asset Value:             2002             2002          2001***          2000
-----------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period            $     9.84       $     9.88      $     9.79      $     9.95
                                                -----------------------------------------------------------
Investment income--net                                 .16@@            .50@@           .60             .51
Realized and unrealized gain (loss) on
  investments, foreign currency transactions
  and from the Portfolio--net                          .17             (.06)            .13            (.14)
                                                -----------------------------------------------------------
Total from investment operations                       .33              .44             .73             .37
                                                -----------------------------------------------------------
Less dividends to shareholders from
  investment income--net                              (.16)            (.48)           (.64)           (.53)
                                                -----------------------------------------------------------
Net asset value, end of period                  $    10.01       $     9.84      $     9.88      $     9.79
                                                ===========================================================
-----------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                    3.25%@           4.47%           7.68%           3.83%@
                                                ===========================================================
-----------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement+++                      .89%*            .83%            .83%            .83%*
                                                ===========================================================
Expenses+++                                            .89%*            .98%           1.02%            .98%*
                                                ===========================================================
Investment income--net                                3.07%*           4.80%           6.09%           6.48%*
                                                ===========================================================
-----------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)        $   11,217       $   10,576      $   33,312      $   16,007
                                                ===========================================================
Portfolio turnover                                      --               --              --             182%
                                                ===========================================================
-----------------------------------------------------------------------------------------------------------

  *   Annualized.
 ** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
*** On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.
  +   Commencement of operations.
 ++ Prior to October 6, 2000, Class A Shares were designated Distributor Class Shares.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.
 @@   Based on average shares outstanding.

      See Notes to Financial Statements.


                December 31, 2002 (12) Mercury Low Duration Fund

FINANCIAL HIGHLIGHTS
(CONTINUED)

MERCURY LOW DURATION FUND
================================================================================
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                Class B
                                            -------------------------------------------------------
                                             For the Six             For the         For the Period
                                            Months Ended           Year Ended         Oct. 6, 2000+
                                            December 31,            June 30,           to June 30,
Increase (Decrease) in Net Asset Value:         2002                  2002                 2001
---------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period        $    9.81              $    9.86              $    9.81
                                            -------------------------------------------------------
Investment income--net                            .14@@                  .39@@                  .42
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net            .15                   (.01)                   .08
                                            -------------------------------------------------------
Total from investment operations                  .29                    .38                    .50
                                            -------------------------------------------------------
Less dividends to shareholders from
  investment income--net                         (.14)                  (.43)                  (.45)
                                            -------------------------------------------------------
Net asset value, end of period              $    9.96              $    9.81              $    9.86
                                            =======================================================
---------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share               2.95%@                 3.87%                  5.22%@
                                            =======================================================
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                 1.27%*                 1.26%                  1.48%*
                                            =======================================================
Expenses++                                       1.27%*                 1.41%                  1.64%*
                                            =======================================================
Investment income--net                           2.70%*                 3.99%                  5.33%*
                                            =======================================================
---------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)    $   1,473              $     980              $      72
                                            =======================================================
----------------------------------------------------------------------------------------------------

 *    Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
 +    Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                December 31, 2002 (13) Mercury Low Duration Fund

FINANCIAL HIGHLIGHTS
(CONCLUDED)

MERCURY LOW DURATION FUND
================================================================================
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class C
                                                    -------------------------------------------------
                                                    For the Six           For the      For the Period
                                                    Months Ended        Year Ended      Oct. 6, 2000+
                                                    December 31,         June 30,        to June 30,
Increase (Decrease) in Net Asset Value:                 2002               2002              2001
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                $   10.07             $   10.12         $    9.81
                                                    -------------------------------------------------
Investment income--net                                    .13@@                 .30@@             .44
Realized and unrealized gain on investments
  and foreign currency transactions from the
  Portfolio--net                                          .13                   .10               .36
                                                    -------------------------------------------------
Total from investment operations                          .26                   .40               .80
                                                    -------------------------------------------------
Less dividends to shareholders from
  investment income--net                                 (.13)                 (.45)             (.49)
                                                    -------------------------------------------------
Net asset value, end of period                      $   10.20             $   10.07         $   10.12
                                                    =================================================
-----------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                       2.57%@                4.05%             8.31%@
                                                    =================================================
-----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                         1.55%*                1.43%              .96%*
                                                    =================================================
Expenses++                                               1.55%*                1.58%             1.21%*
                                                    =================================================
Investment income--net                                   2.40%*                3.55%             5.50%*
                                                    =================================================
-----------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)            $   1,453             $     490         $      28
                                                    =================================================
-----------------------------------------------------------------------------------------------------

 *    Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
 +    Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                December 31, 2002 (14) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY LOW DURATION FUND
================================================================================

(1)   Significant Accounting Policies:

Mercury Low Duration Fund (the "Fund") is a fund of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio ("the Portfolio"), of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at December 31, 2002 was 25.6%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares, and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.


                December 31, 2002 (15) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Expenses -- Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

(2)   Transactions with Affiliates:

The Trust on behalf of the Fund has entered into an Administration Agreement with Fund Asset Management, L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                   Account          Distribution
                                               Maintenance Fee           Fee
================================================================================
Class A                                             .25%                 --
--------------------------------------------------------------------------------
Class B                                             .25%                .65%
--------------------------------------------------------------------------------
Class C                                             .25%                .65%
--------------------------------------------------------------------------------


                December 31, 2002 (16) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. The Fund did not accrue Class B distribution fees for a portion of the six months ended December 31, 2002.

For the six months ended December 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                                          MLPF&S
================================================================================
Class A                                                                     $100
--------------------------------------------------------------------------------

For the six months ended December 31, 2002, MLPF&S received contingent deferred sales charges of $734 and $10,941 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

(3)   Investments:

Increases and decreases in the Fund's investment in the Portfolio for the six months ended December 31, 2002 were $130,582,012 and $158,663,872, respectively.

(4)   Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $24,472,397 and $106,951,092 for the six months ended December 31, 2002 and the year ended June 30, 2002, respectively.


                December 31, 2002 (17) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Transactions in capital shares for each class were as follows:

Class I Shares for the Six Months
Ended December 31, 2002                               Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                         1,134,999     $  11,252,688
Shares issued to shareholders in reinvestment
  of dividends                                        262,145         2,598,432
                                                   ----------------------------
Total issued                                        1,397,144        13,851,120
Shares redeemed                                    (4,052,536)      (40,177,735)
                                                   ----------------------------
Net decrease                                       (2,655,392)    $ (26,326,615)
                                                   ============================
-------------------------------------------------------------------------------

Class I Shares for the Year
Ended June 30, 2002                                   Shares      Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                         3,027,446     $  30,012,894
Shares issued to shareholders in reinvestment
  of dividends                                        981,346         9,738,463
                                                   ----------------------------
Total issued                                        4,008,792        39,751,357
Shares redeemed                                   (12,603,002)     (125,193,316)
                                                   ----------------------------
Net decrease                                       (8,594,210)    $ (85,441,959)
                                                   ============================
-------------------------------------------------------------------------------

Class A Shares for the Six Months
Ended December 31, 2002                               Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                        13,329,291     $ 132,357,102
Shares issued to shareholders in reinvestment
  of dividends                                          2,981            29,622
                                                   ----------------------------
Total issued                                       13,332,272       132,386,724
Shares redeemed                                   (13,286,237)     (131,954,363)
                                                   ----------------------------
Net increase                                           46,035     $     432,361
                                                   ============================
-------------------------------------------------------------------------------

Class A Shares for the Year
Ended June 30, 2002                                   Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                        16,506,665     $ 164,060,841
Shares issued to shareholders in reinvestment
  of dividends                                         22,851           226,912
                                                   ----------------------------
Total issued                                       16,529,516       164,287,753
Shares redeemed                                   (18,826,421)     (187,181,990)
                                                   ----------------------------
Net decrease                                       (2,296,905)    $ (22,894,237)
                                                   ============================
-------------------------------------------------------------------------------


                December 31, 2002 (18) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Class B Shares for the Six Months
Ended December 31, 2002                               Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                            50,712     $     500,717
Shares issued to shareholders in reinvestment
  of dividends                                            615             6,087
                                                   ----------------------------
Total issued                                           51,327           506,804
Shares redeemed                                        (3,418)          (33,869)
                                                   ----------------------------
Net increase                                           47,909     $     472,935
                                                   ============================
-------------------------------------------------------------------------------

Class B Shares for the Year
Ended June 30, 2002                                   Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                            92,930     $     922,889
Shares issued to shareholders in reinvestment
  of dividends                                            561             5,547
                                                   ----------------------------
Total issued                                           93,491           928,436
Shares redeemed                                          (835)           (8,200)
                                                   ----------------------------
Net increase                                           92,656     $     920,236
                                                   ============================
-------------------------------------------------------------------------------

Class C Shares for the Six Months
Ended December 31, 2002                               Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                           913,531     $   9,257,894
Shares issued to shareholders in reinvestment
  of dividends                                            569             5,772
                                                   ----------------------------
Total issued                                          914,100         9,263,666
Shares redeemed                                      (820,348)       (8,314,744)
                                                   ----------------------------
Net increase                                           93,752     $     948,922
                                                   ============================
-------------------------------------------------------------------------------

Class C Shares for the Year
Ended June 30, 2002                                   Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                           142,355     $   1,441,362
Shares issued to shareholders in reinvestment
  of dividends                                            419             4,243
                                                   ----------------------------
Total issued                                          142,774         1,445,605
Shares redeemed                                       (96,979)         (980,737)
                                                   ----------------------------
Net increase                                           45,795     $     464,868
                                                   ============================
-------------------------------------------------------------------------------

(5)   Capital Loss Carryforward:

On June 30, 2002, the Fund had a net capital loss carryforward of $11,057,073, of which $723,707 expires in 2007, $3,033,738 expires in 2008, $6,279,232 expires in 2009 and $1,020,396 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


                December 31, 2002 (19) Mercury Low Duration Fund

SCHEDULE OF INVESTMENTS

LOW DURATION MASTER PORTFOLIO
================================================================================

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
Industries                 Amount               Investments                             Value
--------------------------------------------------------------------------------------------------

CORPORATE BONDS & NOTES--32.2%
==================================================================================================
Aerospace &             $ 3,000,000    Lockheed Martin Corp.,
Defense--0.9%                          7.25% Due 5/15/2006                             $ 3,378,633
                          2,000,000    Northrop-Grumman Corp.,
                                       8.625% due 10/15/2004                             2,173,268
                                                                                       -----------
                                                                                         5,551,901
--------------------------------------------------------------------------------------------------
Automotive--2.5%          4,200,000    Daimler-Chrysler NA Holdings,
                                       3.40% due 12/15/2004                              4,228,753
                                       Ford Motor Credit Company:
                          2,000,000       7.50% due 3/15/2005                            2,040,528
                          4,400,000       7.60% due 8/01/2005                            4,492,598
                                       General Motors Acceptance Corp.:
                          5,000,000       7.625% due 6/15/2004                           5,250,250
                            250,000       6.85% due 6/17/2004                              260,357
                                                                                       -----------
                                                                                        16,272,486
--------------------------------------------------------------------------------------------------
Banking--3.7%             5,000,000    Bank of America Corporation,
                                       4.75% due 10/15/2006                              5,291,375
                          5,000,000    First Security Corporation--Delaware,
                                       5.875% due 11/01/2003                             5,165,255
                          1,000,000    FleetBoston Financial Corp.,
                                       7.25% due 9/15/2005                               1,107,278
                          5,000,000    US Bancorp, 6.875% due 12/01/2004                 5,451,315
                          6,500,000    Wells Fargo Company, 6.625%
                                       due 7/15/2004                                     6,953,414
                                                                                       -----------
                                                                                        23,968,637
--------------------------------------------------------------------------------------------------
Cable & Media--                        Clear Channel Communications:
2.4%                      4,000,000       7.25% due 9/15/2003                            4,080,724
                          1,800,000       7.875% due 6/15/2005                           1,970,672
                          2,940,000    Comcast Cable Communications,
                                       6.375% due 1/30/2006                              3,076,096
                          4,500,000    TCI Communications Inc.,
                                       2.11% due 3/11/2003 (a)                           4,500,225
                          1,000,000    Turner Broadcasting, 7.40% due 2/01/2004          1,024,534
                          1,000,000    USA Interactive, 6.75% due 11/15/2005             1,047,215
                                                                                       -----------
                                                                                        15,699,466
--------------------------------------------------------------------------------------------------
Commercial                1,100,000    Cendant Corporation,                              1,141,428
Services &                             6.875% due 8/15/2006
Supplies--0.2%
--------------------------------------------------------------------------------------------------
Electric--0.4%            2,500,000    PSE&G Power LLC, 6.875% due 4/15/2006             2,621,050
--------------------------------------------------------------------------------------------------


                December 31, 2002 (20) Mercury Low Duration Fund

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
Industries                 Amount               Investments                             Value
--------------------------------------------------------------------------------------------------

CORPORATE BONDS & NOTES (continued)
==================================================================================================
Electric Utilities--    $ 6,000,000    Boston Edison Company,
2.7%                                   2.275% due 10/15/2005 (a)                       $ 5,998,638
                          4,450,000    Conectiv Inc., 5.30% due 6/01/2005                4,633,211
                          2,000,000    Detroit Edison Company,
                                       5.05% due 10/01/2005                              2,118,430
                          2,500,000    Dominion Resources Inc.,
                                       7.625% due 7/15/2005                              2,742,542
                          2,000,000    FirstEnergy Corporation,
                                       5.50% due 11/15/2006                              2,011,294
                                                                                       -----------
                                                                                        17,504,115
--------------------------------------------------------------------------------------------------
Financial                 5,000,000    Associates Corp. NA, 6% due 7/15/2005             5,392,785
Services--7.3%            4,475,000    Bear Stearns Companies Inc.,
                                       6.15% due 3/02/2004                               4,681,333
                          1,425,000    Citigroup Inc., 5.70% due 2/06/2004               1,482,224
                                       Countrywide Home Loan:
                          1,600,000       5.25% due 5/22/2003                            1,621,357
                          2,400,000       5.25% due 6/15/2004                            2,496,151
                          1,450,000    Donaldson, Lufkin & Jenrette Inc.,
                                       6.875% due 11/01/2005                             1,584,501
                          2,000,000    Goldman Sachs Group Inc.,
                                       7.50% due 1/28/2005                               2,197,718
                                       Household Finance Corporation:
                          4,000,000       6.50% due 1/24/2006                            4,259,688
                            470,000       5.875% due 2/01/2009                             482,411
                            325,000       7% due 5/15/2012                                 355,969
                                       International Lease Finance Corporation:
                          5,000,000       5.50% due 6/07/2004                            5,165,910
                          1,900,000       4.375% due 12/15/2005                          1,922,711
                          5,000,000    Lehman Brothers Holdings, Inc.,
                                       6.625% due 4/01/2004                              5,271,175
                          3,060,000    MBNA Corporation, 5.625% due 11/30/2007           3,125,245
                                       Pemex Finance Ltd.:
                            252,000       9.14% due 8/15/2004                              267,589
                          2,769,583       8.45% due 2/15/2007                            3,097,391
                          3,350,000    Salomon Inc., 6.75% due 8/15/2003                 3,454,178
                                                                                       -----------
                                                                                        46,858,336
--------------------------------------------------------------------------------------------------
Food Distribution--       5,000,000    Pepsi Bottling Holdings Inc.,
0.8%                                   5.375% due 2/17/2004 (c)                          5,204,580
--------------------------------------------------------------------------------------------------
Foods--0.2%               1,200,000    Conagra Inc., 7.40% due 9/15/2004                 1,300,303
--------------------------------------------------------------------------------------------------
Gaming &                    230,000    Circus Circus Enterprises, Inc.,
Lodging--0.0%                          6.70% due 11/15/2096                                231,076
--------------------------------------------------------------------------------------------------
Hospitals--0.7%           4,000,000    HCA Healthcare Inc., 7.125% due 6/01/2006         4,238,948
--------------------------------------------------------------------------------------------------


                December 31, 2002 (21) Mercury Low Duration Fund

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
Industries                 Amount               Investments                             Value
--------------------------------------------------------------------------------------------------

CORPORATE BONDS & NOTES (concluded)
==================================================================================================
Industrials--0.7%       $ 2,000,000    Tyson Foods, Inc., 6.625% due 10/01/2004       $  2,126,520
                          2,500,000    Waste Management Inc.,
                                       6.50% due 5/15/2004                               2,578,008
                                                                                      ------------
                                                                                         4,704,528
--------------------------------------------------------------------------------------------------
Insurance--0.6%           3,500,000    Marsh & McLennan Companies Inc.,
                                       6.625% due 6/15/2004                              3,738,291
--------------------------------------------------------------------------------------------------
Multi-Sector              1,579,200    Lehman Brothers, TRAINS,
Holdings--0.2%                         6.259% due 8/15/2008 (a)(c)(f)                    1,626,197
--------------------------------------------------------------------------------------------------
Oil--Integrated--         2,400,000    Ashland Inc., 2.02% due 3/07/2003 (a)             2,399,136
0.9%                      3,000,000    Conoco Funding Company,
                                       5.45% due 10/15/2006                              3,238,098
                                                                                      ------------
                                                                                         5,637,234
--------------------------------------------------------------------------------------------------
Paper Products--          1,700,000    Abitibi-Consolidated Inc.,
0.3%                                   6.95% due 12/15/2006                              1,765,866
--------------------------------------------------------------------------------------------------
Real Estate               1,000,000    Avalonbay Communities,
Investment                             6.58% due 2/15/2004                               1,048,651
Trust--4.7%               5,000,000    Developers Divers Realty,
                                       6.95% due 7/23/2004                               5,228,075
                                       Health Care Properties Inc.:
                            900,000       9% due 3/01/2004                                 961,807
                          3,000,000       7.48% due 4/05/2004                            3,165,939
                          3,500,000    Highwoods Realty LP, 8% due 12/01/2003            3,661,276
                                       Nationwide Health Properties:
                          1,400,000       7.60% due 11/20/2028                           1,473,625
                          5,000,000       6.90% due 10/01/2037                           5,331,305
                          1,400,000       6.59% due 7/07/2038                            1,450,093
                          6,951,000    Susa Partnership LP, 6.95% due 7/01/2006          7,770,509
                                                                                      ------------
                                                                                        30,091,280
--------------------------------------------------------------------------------------------------
Telecommunica-          $ 2,500,000    British Telecom PLC,
tions--2.7%                            7.875% due 12/15/2005                             2,819,262
                          2,500,000    Deutsche Telekom International Finance,
                                       8.25% due 6/15/2005                               2,733,515
                          2,500,000    France Telecom, 8.70% due 3/01/2006               2,737,160
                          5,000,000    Qwest Capital Funding, 5.875% due 8/03/2004       4,200,000
                                       Sprint Capital Corporation:
                          2,000,000       5.70% due 11/15/2003                           1,990,000
                          2,000,000       5.875% due 5/01/2004                           1,980,000
                          5,000,000    WorldCom, Inc., 7.55% due 4/01/2004 (e)           1,175,000
                                                                                      ------------
                                                                                        17,634,937
--------------------------------------------------------------------------------------------------
Transportation--          2,000,000    CSX Corporation, 6.46% due 6/22/2005              2,154,096
0.3%
--------------------------------------------------------------------------------------------------
                                       Total Corporate Bonds & Notes
                                       (Cost--$207,813,012)                            207,944,755
--------------------------------------------------------------------------------------------------


                December 31, 2002 (22) Mercury Low Duration Fund

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
                           Amount               Investments                             Value
--------------------------------------------------------------------------------------------------

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES**--14.2%
==================================================================================================
Collateralized                         Fannie Mae:
Mortgage                $   299,355       1993-6 S, 20.895% due 1/25/2008 (a)          $   314,984
Obligations--0.8%            29,975       1994-60 D, 7% due 4/25/2024                       30,156
                             71,000    Freddie Mac, 1617-D,
                                       6.50% due 11/15/2023 (c)                             71,721
                          4,981,751    Ginnie Mae, 2002-83 A,
                                       3.313% due 4/16/2017                              5,025,223
                                                                                       -----------
                                                                                         5,442,084
--------------------------------------------------------------------------------------------------
Pass-Through                           Fannie Mae:
Securities--13.4%        40,000,000       8% (d)                                        42,875,680
                            343,604       1999-53 AT, 6% due 10/25/2013                    344,180
                                       Freddie Mac:
                         13,900,745       E00975, 6% due 5/01/2016                      14,553,857
                          3,145,432       E01009, 6.50% due 8/01/2016                    3,326,314
                          4,087,273       E01139, 6% due 4/01/2017                       4,276,856
                          4,736,276       E88102, 6.50% due 2/01/2017                    4,998,674
                          4,479,233       E88913, 6% due 4/01/2017                       4,689,684
                          3,988,830       E89435, 6% due 5/01/2017                       4,173,847
                          4,228,670       E90312, 6% due 6/01/2017                       4,424,812
                          2,567,681       G11267, 6.50% due 1/01/2017                    2,715,339
                                                                                       -----------
                                                                                        86,379,243
--------------------------------------------------------------------------------------------------
                                       Total Government Agency Mortgage-Backed
                                       Securities (Cost--$90,796,206)                   91,821,327
--------------------------------------------------------------------------------------------------

GOVERNMENT AGENCY OBLIGATIONS--5.1%
==================================================================================================
                          9,280,000    Federal Farm Credit Bank,
                                       5.15% due 3/05/2004                               9,673,147
                         11,000,000    Federal Home Loan Bank,
                                       5.25% due 2/13/2004                              11,466,312
                         11,360,000    Freddie Mac, 3.25% due 12/15/2003                11,574,545
--------------------------------------------------------------------------------------------------
                                       Total Government Agency Obligations
                                       (Cost--$31,867,367)                              32,714,004
--------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES**--18.7%
==================================================================================================
                          5,000,000    ARNC Auto Owner Trust, 2001-A A3,
                                       3.76% due 10/17/2005                              5,061,160
                            104,230    Advanta Mortgage Loan Trust, 1998-2 A17,
                                       6.05% due 9/25/2018                                 105,270
                            434,381    Asset-Backed Funding Certificates, 1999-1 A2F,
                                       7.641% due 10/25/2030                               447,050
                          5,000,000    CIT Equipment Collateral, 2002-VT1 A3,
                                       4.03% due 1/20/2006                               5,132,692


                December 31, 2002 (23) Mercury Low Duration Fund

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
                           Amount               Investments                             Value
--------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (continued)
==================================================================================================
                                       California Infrastructure PG&E:
                        $ 1,600,000       1997-1 A6, 6.38% due 9/25/2008               $ 1,747,424
                          2,000,000       1997-1 A7, 6.42% due 9/25/2008                 2,177,129
                                       Centex Home Equity:
                          3,166,685       2001-B A2, 5.35% due 10/25/2022                3,182,732
                          4,000,000       2001-C A2, 3.94% due 2/25/2025                 4,030,445
                          3,000,000       2002-C AF2, 2.87% due 8/25/2018                3,021,882
                          3,500,000    Chase Funding Mortgage Loan Asset-Backed
                                       Certificates, 2002-3 1A3,
                                       3.55% due 3/25/2022                               3,549,301
                          5,000,000    Chase Manhattan Auto Owner Trust, 2002-B,
                                       4.24% due 1/15/2009                               5,184,206
                          1,164,762    CityScape Home Equity Loan Trust, 1996-4 A10,
                                       7.40% due 9/25/2027 (c)                           1,205,603
                            364,683    Countrywide Home Equity Loan Trust, 1999-A,
                                       1.74% due 4/15/2025 (a)                             363,302
                          5,000,000    DaimlerChrysler Auto Trust, 2001-D A4,
                                       3.78% due 2/06/2007                               5,177,301
                         10,000,000    First Franklin Mortgage Loan Asset-Backed
                                       Certificates, 2002-FF4 2A2,
                                       2.80% due 2/25/2033                              10,000,000
                                       Freddie Mac:
                          5,000,000       T-45 A2, 2.91% due 8/27/2007                   5,029,225
                         14,000,000       T-50 A3, 2.182% due 9/27/2007                 13,965,000
                          5,000,000    GMAC Mortgage Corporation Loan Trust,
                                       2002-HE A2, 4.63% due 6/25/2027 (c)               5,070,130
                             78,358    Green Tree Recreational, Equipment &
                                       Consumer Trust, 1996-C A1, 1.66%
                                       due 10/15/2017 (a)                                   78,367
                          2,500,000    Harley-Davidson Motorcycle Trust, 2001-2 A2,
                                       4.72% due 6/15/2009                               2,611,712
                          2,030,677    IndyMac Home Equity Loan Asset-Backed Trust,
                                       2001-B AF3, 5.692% due 3/25/2027 (a)              2,044,215
                          5,000,000    John Deere Owner Trust, 2001-A A3,
                                       3.26% due 10/17/2005                              5,067,356
                          2,590,000    M & I Auto Loan Trust, 2001-1 A4,
                                       4.97% due 3/20/2007                               2,730,874
                          5,368,984    PSE&G Transition Funding LLC, 2001-1 A2,
                                       5.74% due 3/15/2007                               5,615,796
                          9,000,000    Residential Asset Mortgage Products, Inc.,
                                       2002-RZ1 A2, 4.30% due 4/25/2023                  9,157,971
                                       Residential Asset Securities Corporation:
                          5,000,000       2002-KS5 AIB2, 2.47% due 8/25/2022             5,011,315
                          5,000,000       2002-KS6 AI2, 3.09% due 11/25/2022             5,040,374
                          5,000,000       2002-KS8 A2, 3.04% due 6/25/2023               5,039,063


                December 31, 2002 (24) Mercury Low Duration Fund

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
                           Amount               Investments                             Value
--------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (concluded)
==================================================================================================
                        $ 2,000,000    USAA Auto Owner Trust, 2001-2 A3,
                                       3.20% due 2/15/2006                            $  2,018,150
                          2,000,000    Whole Auto Loan Trust, 2002-1 B,
                                       2.91% due 4/15/2009                               2,021,246
--------------------------------------------------------------------------------------------------
                                       Total Asset-Backed Securities
                                       (Cost--$119,263,086)                            120,886,291
--------------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES**--13.8%
==================================================================================================
Collateralized                         ABN AMRO Mortgage Corporation:
Mortgage                  1,482,805       2001-1A 1A3, 4.75% due 11/25/2031              1,482,981
Obligations--11.5%        2,642,082       2001-8 2A1, 6.50% due 1/25/2032                2,673,100
                            830,846    Bank of America Mortgage Securities,
                                       2000-A A-1, 6.944% due 1/25/2031 (a)                837,700
                            327,719    Blackrock Capital Finance LP, 1997-R2 AP,
                                       9.03% due 12/25/2035 (a)(c)                         347,661
                          6,584,482    Chase Mortgage Finance Corporation,
                                       1999-S4 A1, 6.50% due 4/25/2029                   6,762,795
                                       Citicorp Mortgage Securities, Inc.:
                            104,573       1989-8 A1, 10.50% due 6/25/2019                  113,489
                            217,881       1994-4 A6, 6% due 2/25/2009                      219,554
                              2,390    Countrywide Funding Corp., 1994-17 A9,
                                       8% due 7/25/2024                                      2,395
                          2,324,318    GE Capital Mortgage Services, Inc.,
                                       1996-5 A4, 6.75% due 3/25/2011                    2,327,038
                             93,393    Housing Securities Inc., 1994-2 B1,
                                       6.50% due 7/25/2009                                  73,838
                          1,130,590    Ocwen Residential MBS Corporation,
                                       1998-R2 AP, 7.124% due 11/25/2034 (a)(c)          1,150,198
                          9,735,000    PNC Mortgage Securities Corp., 1999-4 1A5,
                                       6.20% due 6/25/2029                              10,000,804
                          5,000,000    Permanent Financing PLC, 1 2A,
                                       4.20% due 6/10/2007                               5,175,000
                          1,106,267    Residential Funding Mortgage Securities I,
                                       2001-S24 A8, 5.50% due 10/25/2031                 1,118,702
                            106,206    Salomon Brothers Mortgage Securities VI,
                                       1986-1 A, 6% due 12/25/2011                         108,940
                          9,361,409    Structured Asset Securities Corporation,
                                       2002-19 A1, 4.20% due 10/25/2032                  9,528,885
                                       Structured Mortgage Asset Residential Trust:
                             10,873       1991-1H, 8.25% due 6/25/2022                      11,277
                             29,690       1992-3A AA, 8% due 10/25/2007                     30,660
                             34,037       1993-5A AA, 8.575% due 6/25/2024 (a)              36,919


                December 31, 2002 (25) Mercury Low Duration Fund

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
                           Amount               Investments                             Value
--------------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES** (concluded)
==================================================================================================
                        $   271,048    Walsh Acceptance, 1997-2 A,
                                       2.42% due 3/01/2027 (a)(c)                      $   162,629
                                       Washington Mutual:
                          1,900,000       2000-1 B1, 5.42% due 1/25/2040 (a)(c)          1,892,281
                          9,695,588       2002-AR15 A3, 4.07% due 12/25/2032             9,934,996
                          5,000,000       2002-AR19 A3, 3.492% due 1/25/2033             5,015,625
                          6,836,043       2002-S3 1A1, 6.50% due 6/25/2032               7,015,372
                                       Wells Fargo Mortgage-Backed Securities Trust:
                          3,112,370       2002-A A2, 5.90% due 3/25/2032                 3,122,228
                          5,127,661       2002-3 A1, 5.50% due 3/25/2032                 5,220,215
                                                                                       -----------
                                                                                        74,365,282
--------------------------------------------------------------------------------------------------
Commercial                2,568,656    Banc of America Commercial Mortgage Inc.,
Mortgage-Backed                        2000-1 A1A, 7.109% due 11/15/2008                 2,871,406
Securities--2.3%                       CS First Boston Mortgage Securities
                                       Corporation:
                          4,637,603       1995-WF1 AX,
                                          1.338% due 12/21/2027 (a)(b)(c)                   26,934
                          3,938,562       2001-CK6 A1, 4.393% due 7/15/2006              4,086,651
                          1,120,116    First Union NB-Bank of America Commercial
                                       Mortgage Trust, 2001-C1 A1,
                                       5.711% due 3/15/2033                              1,205,071
                          3,036,759    GS Mortgage Securities Corporation II,
                                       1998-C1 A1, 6.06% due 10/18/2030                  3,221,259
                          2,676,501    Nomura Asset Securities Corporation,
                                       1995-MD3 A1B, 8.15% due 3/04/2020                 2,947,458
                                                                                       -----------
                                                                                        14,358,779
--------------------------------------------------------------------------------------------------
Stripped                 22,843,358    Asset Securitization Corporation, 1997-D5 ACS1,
Mortgage-Backed                        2.091% due 2/14/2043 (a)(b)                         129,419
Securities--0.0%         13,725,000    Saxon Asset Securities Trust, 2000-2 AIO,
                                       6% due 7/25/2030 (b)                                  4,289
                                                                                       -----------
                                                                                           133,708
--------------------------------------------------------------------------------------------------
                                       Total Non-Agency Mortgage-Backed
                                       Securities (Cost--$88,004,177)                   88,857,769
--------------------------------------------------------------------------------------------------

                          Shares
                           Held
--------------------------------------------------------------------------------------------------

PREFERRED STOCK--0.1%
==================================================================================================
                              1,500    Home Ownership Funding 2 (c)                        929,273
--------------------------------------------------------------------------------------------------
                                       Total Preferred Stock (Cost--$1,500,000)            929,273
--------------------------------------------------------------------------------------------------


                December 31, 2002 (26) Mercury Low Duration Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                   In U.S. Dollars
                            Face                                                   ---------------
                           Amount               Investments                             Value
--------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS--2.0%
==================================================================================================
                                       U.S. Treasury Notes:
                        $ 3,890,000       4.75% due 2/15/2004                         $  4,042,258
                          4,303,000       1.875% due 9/30/2004                           4,333,087
                          4,500,000       3.25% due 8/15/2007                            4,611,447
--------------------------------------------------------------------------------------------------
                                       Total US Treasury Obligations
                                       (Cost--$12,639,997)                              12,986,792
--------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--19.7%
==================================================================================================
Commercial               11,340,000    Autoliv ASP Inc., 1.33% due 1/02/2003            11,340,000
Paper*                   17,408,000    BMW US Capital Group,
                                       1.35% due 1/09/2003                              17,403,431
                         30,000,000    Barton Capital Corporation,
                                       1.36% due 1/07/2003                              29,994,333
                         15,700,000    Ciesco LP, 6.253% due 1/03/2003                  15,697,273
                         27,600,000    Fortis Funding LLC, 1.35% due 1/23/2003          27,578,265
                         13,500,000    Variable Funding Capital Corp.,
                                       1.34% due 1/14/2003                              13,493,970
                         12,000,000    Viacom, 2.02% due 1/14/2003                      11,994,000
--------------------------------------------------------------------------------------------------
                                       Total Short-Term Investments
                                       (Cost--$127,499,192)                            127,501,272
--------------------------------------------------------------------------------------------------
                                       Total Investments
                                       (Cost--$679,383,037)--105.8%                    683,641,483

                                       Time Deposit--0.0%***                                37,158

                                       Liabilities in Excess of Other Assets--(5.8%)   (37,622,636)
                                                                                      ------------
                                       Net Assets--100.0%                             $646,056,005
                                                                                      ============
--------------------------------------------------------------------------------------------------

(a)   Floating rate note.
(b)   Represents the interest-only portion of a mortgage-backed obligation.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(e)   Non-income producing security.
(f)   Target Return Index Securities (TRAINS).
  * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
 ** Mortgage-Backed and Asset-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
***   Time deposit bears interest at 0.74% and matures on 1/02/2003.

      See Notes to Financial Statements.


                December 31, 2002 (27) Mercury Low Duration Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of December 31, 2002
--------------------------------------------------------------------------------

LOW DURATION MASTER PORTFOLIO
================================================================================

Assets:

Investments, at value (identified cost--$679,383,037)                   $683,641,483
Time deposit                                                                  37,158
Cash                                                                           4,453
Receivables:
  Interest                                               $ 4,629,288
  Paydowns                                                 3,455,852
  Contributions                                            3,336,842      11,421,982
                                                         -----------
Prepaid expenses                                                                 698
                                                                        ------------
Total assets                                                             695,105,774
                                                                        ------------
------------------------------------------------------------------------------------

Liabilities:

Payables:
  Securities purchased                                    42,953,055
  Withdrawals                                              5,883,036
  Investment adviser                                         114,890      48,950,981
                                                         -----------
Accrued expenses and other liabilities                                        98,788
                                                                        ------------
Total liabilities                                                         49,049,769
                                                                        ------------
------------------------------------------------------------------------------------

Net Assets:

Net assets                                                              $646,056,005
                                                                        ============
------------------------------------------------------------------------------------

Net Assets Consist of:

Investors' capital                                                      $641,797,559
Unrealized appreciation on investments--net                                4,258,446
                                                                        ------------
Net assets                                                              $646,056,005
                                                                        ------------
------------------------------------------------------------------------------------

See Notes to Financial Statements.


                December 31, 2002 (28) Mercury Low Duration Fund

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2002
--------------------------------------------------------------------------------

LOW DURATION MASTER PORTFOLIO
================================================================================

Investment Income:

Interest                                                               $11,903,429
Dividends                                                                  100,591
                                                                       -----------
Total income                                                            12,004,020
                                                                       -----------
----------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                  $ 638,937
Accounting services                                         140,788
Custodian fees                                               24,905
Professional fees                                            24,311
Trustees' fees and expenses                                  10,461
Pricing fees                                                  6,112
Printing and shareholder reports                              2,321
Other                                                        11,699
                                                          ---------
Total expenses                                                             859,534
                                                                       -----------
Investment income--net                                                  11,144,486
                                                                       -----------
----------------------------------------------------------------------------------

Realized & Unrealized Gain on Investments--Net:

Realized gain on investments--net                                        2,041,755
Change in unrealized appreciation/depreciation
  on investments--net                                                    7,146,509
                                                                       -----------
Total realized and unrealized gain on investments--net                   9,188,264
                                                                       -----------
Net Increase in Net Assets Resulting from Operations                   $20,332,750
                                                                       ===========
----------------------------------------------------------------------------------

See Notes to Financial Statements.


                December 31, 2002 (29) Mercury Low Duration Fund

STATEMENTS OF CHANGES
IN NET ASSETS

LOW DURATION MASTER PORTFOLIO
================================================================================

                                                                For the Six        For the
                                                                Months Ended      Year Ended
                                                                December 31,       June 30,
Increase in Net Assets:                                             2002             2002
-----------------------------------------------------------------------------------------------
Operations:

Investment income--net                                          $  11,144,486     $  17,080,656
Realized gain on investments and
  foreign currency transactions--net                                2,041,755           914,391
Change in unrealized appreciation/depreciation on
  investments--net                                                  7,146,509        (3,287,313)
                                                                -------------------------------
Net increase in net assets resulting from operations               20,332,750        14,707,734
                                                                -------------------------------
-----------------------------------------------------------------------------------------------

Capital Transactions:

Proceeds from contributions                                       320,920,427       551,288,181
Fair value of withdrawals                                        (207,532,041)     (359,175,221)
                                                                -------------------------------
Net increase in net assets derived from capital transactions      113,388,386       192,112,960
                                                                -------------------------------
-----------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                      133,721,136       206,820,694
Beginning of period                                               512,334,869       305,514,175
                                                                -------------------------------
End of period                                                   $ 646,056,005     $ 512,334,869
                                                                ===============================
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                December 31, 2002 (30) Mercury Low Duration Fund

FINANCIAL HIGHLIGHTS

LOW DURATION MASTER PORTFOLIO
================================================================================
The following ratios have been derived from information provided in the financial statements.

                                                    For the Six           For the      For the Period
                                                    Months Ended         Year Ended       October 6,
                                                    December 31,          June 30,         2000+ to
                                                        2002                2002        June 30, 2001
                                                -----------------------------------------------------
Total Investment Return**:                            3.50%++               5.59%                  --
                                                =====================================================
-----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses                                               .28%*                 .32%                .30%*
                                                =====================================================
Investment income--net                                3.66%*                5.03%               6.78%*
                                                =====================================================
-----------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)        $   646,056           $   512,335         $   305,514
                                                =====================================================
Portfolio turnover                                  153.98%                70.92%             192.04%
                                                =====================================================
-----------------------------------------------------------------------------------------------------

 *    Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
 +    Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                December 31, 2002 (31) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS

LOW DURATION MASTER PORTFOLIO
================================================================================

(1)   Significant Accounting Policies:

Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the


                December 31, 2002 (32) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate spreadlocks -- The Portfolio is authorized to enter into interest rate spreadlocks, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


                December 31, 2002 (33) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of 0.21%.

For the six months ended December 31, 2002, the Portfolio reimbursed FAM $8,691 for certain accounting services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

(3)   Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $931,176,862 and $829,230,186, respectively.

Net realized gains for the six months ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:

                                             Realized                 Unrealized
                                              Gains                      Gains
--------------------------------------------------------------------------------
Long-term investments                       $ 1,921,539              $ 4,256,366
Short-term investments                            7,721                    2,080
Interest rate spreadlock                         65,620                       --
Options written                                  46,875                       --
                                            ====================================
Total investments                           $ 2,041,755              $ 4,258,446
                                            ====================================
--------------------------------------------------------------------------------

Transactions in put options written for the six months ended December 31, 2002 were as follows:

                                           Nominal Value
                                             Covered by                 Premiums
                                          Options Written               Received
--------------------------------------------------------------------------------
Outstanding put options written,
beginning of period                                  --                       --
Options written                               5,000,000                       --
Options expired                              (5,000,000)                      --
                                            ====================================
Outstanding put options written,
beginning of period                                  --                       --
                                            ====================================
--------------------------------------------------------------------------------

As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,255,888, of which $10,599,277 related to appreciated securities and $6,343,389 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $679,385,595.


                December 31, 2002 (34) Mercury Low Duration Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(4)   Short-Term Borrowings:

The Master Trust on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2002.


                December 31, 2002 (35) Mercury Low Duration Fund

[LOGO] Merrill Lynch Investment Managers

--------------------------------------------------------------------------------
        MUTUAL          MANAGED         ALTERNATIVE             INSTITUTIONAL
        FUNDS           ACCOUNTS        INVESTMENTS            ASSET MANAGEMENT
--------------------------------------------------------------------------------
                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury Low Duration Fund of
Mercury Funds II
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper         #MHW-1070--12/02

--------------------------------------------------------------------------------

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.